UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  August 1, 2006

DPL Inc.

(Exact Name of Registrant as Specified in Its Charter)

Ohio	1-9052	31-1163136
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1065 Woodman Drive, Dayton, Ohio		45432
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code:   (937) 224-6000

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02                                             Results of Operations and Financial Conditions

On August 1, 2006, DPL Inc. (the “Company”) issued a press release announcing its earnings for second quarter 2006. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 7.01                                             Regulation FD Disclosure

On Wednesday, August 2, 2006, at 9:00 A.M. Eastern Time, the Company held a webcast conference call to review its unaudited earnings press release issued on August 1, 2006. A copy of the webcast conference call slides used during the webcast conference call on August 2, 2006, is furnished as Exhibit 99.2 to this report and incorporated by reference.

Item 9.01.                                          Financial Statements and Exhibits

(d)                                  Exhibits.

99.1	Press Release of DPL Inc., dated August 1, 2006

99.2	Slides used in webcast conference call on August 2, 2006

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DPL Inc.

Date: August 4, 2006
/s/ Miggie E. Cramblit
	Name:	Miggie E. Cramblit
	Title:	Vice President, General Counsel
and Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description	Paper (P) or Electronic (E)

99.1	Press Release of DPL Inc., dated August 1, 2006	E

99.2	Slides used in webcast conference call on August 2, 2006	E